UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

VisionWave Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 1, 2026, VisionWave Holdings, Inc. (the “Company”) entered into a Distributor Agreement (the “Agreement”) with Stratonex Defence Technologies Ltd., a private company organized under the laws of England and Wales (“Stratonex”).

Pursuant to the Agreement, the Company appointed Stratonex as its strategic commercialization, integration and sovereign delivery partner for the United Kingdom, Europe and other mutually agreed markets. The Agreement establishes a framework pursuant to which Stratonex will identify, develop and manage commercial opportunities for the Company’s technologies, including engagement with government, defense and institutional customers, while supporting systems integration, sovereign deployment and commercialization of the Company’s products within the applicable territories.

The Agreement includes an opportunity registration process pursuant to which Stratonex may register prospective commercial opportunities with the Company. Upon written acceptance by the Company, registered opportunities receive exclusive protection during the applicable registration period, subject to the terms and conditions of the Agreement. The Agreement does not grant Stratonex exclusive distribution rights throughout the applicable territories and expressly reserves the Company’s right to appoint additional distributors and market its products through other channels, except with respect to accepted registered opportunities.

The initial term of the Agreement is two (2) years and automatically renews for successive one-year periods unless earlier terminated in accordance with its terms. Either party may terminate the Agreement upon sixty (60) days’ prior written notice or earlier upon specified events of default. The Agreement also contains customary provisions relating to confidentiality, intellectual property ownership, export compliance, warranties, indemnification and limitations of liability.

The Agreement does not obligate Stratonex to purchase any minimum quantity of products, does not establish minimum revenue commitments and does not obligate the Company to accept any purchase order submitted by Stratonex. Product pricing will be established pursuant to quotations issued by the Company from time to time.

Ben Everitt, the founder and a 50% shareholder of Stratonex, also serves as a member of the Company’s Advisory Board pursuant to an Advisory Board Agreement entered into in October 2025. Mr. Everitt serves solely as an independent advisor to the Company’s Board of Directors and is not a director, executive officer or employee of the Company. Mr. Everitt is a former Member of the Parliament of the United Kingdom and has more than twenty years of experience in government, national security, defense policy and strategic advisory roles, including service on the United Kingdom Parliament’s National Security Bill Committee and participation in the Armed Forces Parliamentary Scheme.

The Company’s Board of Directors reviewed and approved the Agreement after considering the existing advisory relationship between the Company and Mr. Everitt. Mr. Everitt is not a member of the Company’s Board of Directors and did not participate in the Company’s review, negotiation or approval of the Agreement.

The foregoing description of the Agreement is qualified in its entirety by reference to the Distributor Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 2, 2026, the Company issued a press release announcing the execution of the Distributor Agreement with Stratonex Defence Technologies Ltd.

The press release describes the strategic relationship between the parties and outlines the anticipated role of Stratonex in supporting the commercialization, integration and sovereign deployment of the Company’s technologies throughout the United Kingdom, Europe and other mutually agreed markets.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the anticipated benefits of the Distributor Agreement; the Company’s ability to expand its commercial presence in the United Kingdom, Europe and other international markets; the commercialization, integration and deployment of the Company’s technologies; the development of future business opportunities; customer engagements; strategic collaborations; government and defense opportunities; and potential future revenues, contracts or purchase orders.

These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, the Company’s ability to commercialize its technologies, obtain customer orders, secure government or commercial contracts, maintain strategic relationships, satisfy regulatory and export control requirements, successfully integrate its technologies into customer applications, obtain necessary financing, and the other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed from time to time with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Distributor Agreement, dated July 1, 2026, by and between VisionWave Holdings, Inc. and Stratonex Defence Technologies Ltd.
99.1	Press Release dated July 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026

VISIONWAVE HOLDINGS, INC.

By:	/s/ Douglas Davis
Name:	Douglas Davis
Title:	Chief Executive Officer